                                                                   EXHIBIT 10.92



                              AT&T MASTER AGREEMENT

                             MA REFERENCE NO. 11882
                                             ------


CUSTOMER LEGAL NAME ("CUSTOMER",                 AT&T CORP. ("AT&T")
"YOU" OR "YOUR")

 Coram Inc                                       AT&T Corp.


CUSTOMER ADDRESS                                 AT&T ADDRESS

1125 17th Street, Suite 2100                     55 Corporate Drive
Denver                                           Bridgewater, New Jersey  08807
CO                80202

CUSTOMER CONTACT                                 AT&T CONTACT

Name:   Ron Mills                                Master Agreement Support Team
Title: Vice President of MIS                     Email:   mast@att.com
Telephone: (847) 831-7777
Fax: (847) 831-7122
Email: rmills@coramhc.com



This Agreement consists of the attached General Terms and Conditions and all service attachments ("Attachments") attached hereto or subsequently signed by the parties and that reference this Agreement (collectively, this "Agreement"). In the event of a conflict between the General Terms and Conditions and any Attachment, the Attachment shall take precedence.

This Agreement shall become effective when signed by both parties and shall continue in effect for as long as any Attachment remains in effect, unless earlier terminated in accordance with the provisions of the Agreement. The term of each Attachment is stated in the Attachment.

      SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
                   THE TERMS AND CONDITIONS OF THIS AGREEMENT


CUSTOMER: CORAM INC                          AT&T CORP.

                                             By: /s/  FRANCES M. MIKULIC
                                                -------------------------------
By: /s/  RON MILLS                                  (Authorized Signature)
   --------------------------------
      (Authorized Signature)

Ron Mills                                    Frances M. Mikulic
-----------------------------------          ----------------------------------
(Typed or Printed Name)                      (Typed or Printed Name)

Senior VP MIS                                District Manager
-----------------------------------          ----------------------------------
(Title)                                      (Title)

10/16/02                                     12-3-02
-----------------------------------          --------------------------------
(Date)                                       (Date)

CUSTOMER: CHAPTER 11 TRUSTEE OF THE BANKRUPTCY
ESTATE OF CORAM HEALTHCARE CORPORATION AND CORAM, INC.


By: /s/  ARLIN M. ADAMS
   -----------------------------------
       (Authorized Signature)

Arlin M. Adams
--------------------------------------
(Typed or Printed Name)


--------------------------------------
(Title)

11-6-02
--------------------------------------
(Date)

                                AT&T PROPRIETARY

                                           AT&T MA REFERENCE NO. 11882
                                                                ---------------

                          GENERAL TERMS AND CONDITIONS



The following terms and conditions shall apply to the provision and use of the products and services ("Service" or "Services") provided by AT&T pursuant to this Agreement.

1.0      DEFINITIONS

1.1 "Affiliate" of a party means any entity that controls, is controlled by or is under common control with such party, and, in the case of AT&T, it also means any entity which AT&T has authorized to offer any Service or part of any Service.

1.2 "Content" means information made available, displayed or transmitted in connection with a Service (including, without limitation, information made available by means of an HTML "hot link", a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

1.3 "User" means anyone who uses or accesses any Service purchased by You under this Agreement.

2.0      CHARGES AND BILLING

2.1 You shall pay AT&T for Your and Users' use of the Services at the rates and charges specified in the Attachments, without deduction, setoff or delay for any reason. Charges set forth in the Attachments are exclusive of any applicable taxes. You may be required at any time to pay a deposit if AT&T determines that You are not creditworthy.

2.2 You shall pay all shipping charges, taxes (excluding those on AT&T's net income) and other similar charges (and any related interest and penalties) relating to the sale, transfer of ownership, installation, license, use or provision of the Services, except to the extent a valid tax exemption certificate is provided by You to AT&T prior to the delivery of Services.

2.3 Payment in U.S. currency is due within thirty (30) days after the date of the invoice and shall refer to the invoice number. Restrictive endorsements or other statements on checks accepted by AT&T will not apply. You shall reimburse AT&T for all costs (including reasonable attorney fees) associated with collecting delinquent or dishonored payments. At AT&T's option, interest charges may be added to any past due amounts at the lower of 1.5% per month or the maximum rate allowed by law.

3.0      RESPONSIBILITIES OF THE PARTIES

3.1 AT&T agrees to provide Services to You, subject to the availability of the Services, in accordance with the terms and conditions, and at the charges specified in this Agreement, consistent with all applicable laws and regulations.

3.2 You shall assure that Your and Users' use of the Services and Content will at all times comply with all applicable laws, regulations and written and electronic instructions for use. AT&T reserves the right to terminate affected Attachments, suspend affected Services, and/or remove Your or Users' Content from the Services, if AT&T determines, in the exercise of its reasonable discretion, that such use or Content does not conform with the requirements set forth in this Agreement or interferes with AT&T's ability to provide Services to You or others or receives notice from a reputable source that Your or Users' use or Content may violate any laws or regulations. AT&T's actions or inaction under this Section shall not constitute review or approval of Your or Users' use or Content. AT&T will use reasonable efforts to provide notice to You before taking action under this Section.

4.0      USE OF INFORMATION

4.1 All documentation, technical information, Software, business information, or other materials that are disclosed by either party to the other in the course of performing this Agreement shall be considered proprietary information ("INFORMATION") of the disclosing party, provided such information is in written or other tangible form that is clearly marked as "proprietary" or "confidential". This Agreement shall be deemed to be AT&T and Your INFORMATION. Your Content shall be deemed to be Your INFORMATION.

4.2 Each party's INFORMATION shall, for a period of three (3) years following its disclosure (except in the case of Software, for an indefinite period): (i) be held in confidence; (ii) be used only for purposes of performing this Agreement (including in the case of AT&T, the ability to monitor and record Your transmissions in order to detect fraud, check quality, and to operate, maintain and repair the Services) and using the Services; and (iii) not be disclosed except to the receiving party's employees, agents and contractors having a need-to-know (provided that such agents and contractors are not direct competitors of either party and agree in writing to use and disclosure restrictions as restrictive as this Article 4), or to the extent required by law (provided that prompt advance notice is provided to the disclosing party to the extent practicable).

4.3 The restrictions in this Article shall not apply to any information that:
(i) is independently developed by the receiving party; or (ii) is lawfully received by the receiving party free of any obligation to keep it confidential; or (iii) becomes generally available to the public other than by breach of this Agreement.

5.0      PUBLICITY AND MARKS

5.1 No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

5.2 Each party agrees not to display or use, in advertising or otherwise, any of the other party's trade names, logos, trademarks, service marks or other indicia of origin (collectively "Marks") without the other party's prior written consent, provided that such consent may be revoked at any time.

6.0      SOFTWARE

6.1 AT&T grants You a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to the Attachments (collectively, the "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. You will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software.

6.2 You shall not copy or download the Software, except that You shall be permitted to make two (2) copies of the Software, one for archive and the other for disaster recovery purposes. Any copy must contain the same copyright notices and proprietary markings as the original Software.

6.3 You shall assure that Your Users comply with the terms and conditions of this Article 6.

6.4 The term of the license granted hereunder shall be coterminous with the Attachment which covers the Software.

6.5 You agree to comply with any additional restrictions that are provided with any Third-Party Software.

Page 1 of 3                     AT&T PROPRIETARY

6.6 AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications for the term of the Attachment which covers the Software. If You return to AT&T, within such period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund any amount You prepaid for the time periods following return of such failed or defective AT&T Software to AT&T. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by You or Users.

7.0      ADJUSTMENTS TO MINIMUM ANNUAL REVENUE COMMITMENTS

In the event of a business downturn beyond Your control, or a corporate divestiture, merger, acquisition or significant restructuring or reorganization of Your business, or network optimization using other AT&T Services, or reduction of the rates and charges, or chronic Service failures, or force majeure events, any of which significantly impairs your ability to meet Your minimum annual revenue commitments under an Attachment, AT&T will offer to adjust the affected minimum annual revenue commitments so as to reflect Your reduced traffic volumes, after taking into account the effect of such a reduction on AT&T's costs and the AT&T prices that would otherwise be available at the revised minimum annual revenue commitment levels. If we reach mutual agreement on revised minimum annual revenue commitments, we will amend or replace the affected Attachment, as applicable. This provision shall not apply to a change resulting from a decision by You to transfer portions of Your traffic or projected growth to service providers other than AT&T. You must give AT&T written notice of the conditions You believe will require the application of this provision. This provision does not constitute a waiver of any charges, including, but not limited to, monthly recurring charges and shortfall charges, incurred by You prior to amendment or replacement of the affected Attachment.

8.0      FORCE MAJEURE

Neither AT&T nor You shall be liable for any delay, failure in performance, loss or damage due to: fire, explosion, power blackout, earthquake, flood, the elements, strike, embargo, labor disputes, acts of civil or military authority, war, acts of God, acts or omissions of carriers or suppliers, acts of regulatory or governmental agencies, or other causes beyond such party's reasonable control, whether or not similar to the foregoing, except that Your obligation to pay for charges incurred for Services received by You shall not be excused.

9.0      LIMITATIONS OF LIABILITY

9.1 For purposes of all exclusive remedies and limitations of liability set forth in this Agreement or any Attachment, "AT&T" shall be defined as AT&T, its Affiliates, and its and their employees, directors, officers, agents, representatives, subcontractors, interconnection service providers and suppliers; and "You" shall be defined as You, Your Affiliates, and Your and their employees, directors, officers, agents, and representatives; and "Damages" will refer collectively to all injury, damage, liability, loss, penalty, interest and expense incurred.

9.2 EITHER PARTY'S ENTIRE LIABILITY AND THE OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR OBLIGATIONS UNDER THIS AGREEMENT SHALL
BE:

(i) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR ANY BREACH OF ARTICLES 4 OR 5, THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES;

(ii) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH IN SECTION 6.6;

(iii) FOR INTELLECTUAL PROPERTY INFRINGEMENT, THE REMEDIES SET FORTH IN ARTICLE 11;

(iv) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER
THIS AGREEMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE (12) MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS MADE BY YOU FOR THE AFFECTED SERVICE DURING THE THREE (3) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED. THIS SHALL NOT LIMIT YOUR RESPONSIBILITY FOR THE PAYMENT OF ALL PROPERLY DUE CHARGES UNDER THIS AGREEMENT.

9.3 EXCEPT FOR THE PARTIES' ARTICLE 11 OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND OR INCREASED COST OF OPERATIONS.

9.4 AT&T ALSO SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING OUT OF OR RELATING TO:
INTEROPERABILITY, ACCESS OR INTERCONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY YOU OR THIRD PARTIES; SERVICE INTERRUPTIONS (EXCEPT WHERE A CREDIT IS EXPLICITLY SET FORTH IN AN ATTACHMENT OR SERVICE GUIDE) OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS; OR, UNAUTHORIZED ACCESS TO OR THEFT, ALTERATION, LOSS OR DESTRUCTION OF YOUR, USERS' OR THIRD PARTIES' APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS.

9.5 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE.

9.6 THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL APPLY: (i) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE; AND (ii) WHETHER OR NOT DAMAGES WERE FORESEEABLE. THESE LIMITATIONS OF LIABILITY SHALL SURVIVE FAILURE OF ANY EXCLUSIVE REMEDIES PROVIDED IN THIS AGREEMENT.

10.0     TERMINATION

10.1 If a party fails to perform or observe any material term or condition of this Agreement and the failure continues unremedied for thirty (30) days after receipt of written notice, (i) the other party may terminate for cause any Attachment affected by the breach, or (ii) where the failure is a non-payment by You of any charge when due, AT&T may, at its option, terminate or suspend Service and/or require a deposit under affected Attachments.

10.2 An Attachment may be terminated immediately upon written notice by: (i) either party if the other party has violated the other party's Marks, becomes insolvent or involved in a liquidation or termination of its business, files a bankruptcy

Page 2 of 3                     AT&T PROPRIETARY
petition, has an involuntary bankruptcy petition filed against it (if not dismissed within thirty (30) days of filing), becomes adjudicated bankrupt, or becomes involved in an assignment for the benefit of its creditors; or (ii) either party due to a material breach of any provision of Article 4.

10.3 You shall be responsible for payment of all charges under a terminated Attachment incurred as of the effective date of termination. You shall also be liable to AT&T for Termination Charges, if specified in a terminated Attachment, in the event that AT&T terminates under Section 10.1 or 10.2, or You terminate without cause.

10.4 Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement. Termination or suspension of an Attachment shall not affect the rights and obligations of the parties under any other Attachment.

11.0     FURTHER RESPONSIBILITIES

11.1 AT&T agrees to defend or settle any claim against You and to pay all Damages that a court may award against You in any suit that alleges a Service infringes any patent, trademark, copyright or trade secret, except where the claim or suit arises out of or results from: Your or User's Content; modifications to the Service or combinations of the Service with other services or products, by You or others; AT&T's adherence to Your written requirements; or, use of the Service in violation of this Agreement. You agree to defend or settle any claim against AT&T and to pay all Damages that a court may award against AT&T in any suit that alleges a Service infringes any patent, trademark, copyright or trade secret, due to any of the exceptions in the preceding sentence.

11.2 Whenever AT&T is responsible under Section 11.1, AT&T may at its option either procure the right for You to continue using, or may replace or modify the alleged infringing Service so that the Service becomes noninfringing, but if those alternatives are not reasonably achievable, AT&T may terminate the affected Attachment without liability other than as stated in Section 11.1.

11.3 AT&T grants to You the right to permit Users to access and use the Services, provided that You shall remain solely responsible for such access and use. You shall defend, indemnify and hold harmless AT&T from and against all Damages arising out of third party claims relating to Your or Users' use of the Service or Content or performance of the Service.

11.4 The indemnified party under this Article 11: (i) must notify the other party in writing promptly upon learning of any claim or suit for which indemnification may be sought, provided that failure to do so shall have no effect except to the extent the other party is prejudiced thereby; (ii) shall have the right to participate in such defense or settlement with its own counsel and at its sole expense, but the other party shall have control of the defense or settlement; and (iii) shall reasonably cooperate with the defense.

12.0     GENERAL PROVISIONS

12.1 Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties. A waiver by either party of any breach of this Agreement shall not operate as a waiver of any other breach of this Agreement.

12.2 This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may, without the other party's consent, assign this Agreement or any Attachment to a present or future Affiliate or successor, provided that any such assignment by You shall be contingent upon AT&T determining the assignee to be creditworthy and in compliance with any eligibility criteria for the Services. AT&T may subcontract work to be performed under this Agreement, but shall retain responsibility for all such work.

12.3 If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall promptly negotiate to replace invalid or unenforceable portions that are essential parts of this Agreement.

12.4 Any legal action arising in connection with this Agreement must begin within two (2) years after the cause of action arises.

12.5 All required notices under this Agreement shall be in writing and either mailed by certified or registered mail, postage prepaid return receipt requested, sent by express courier or hand delivered and addressed to each party at the address set forth on the cover page of this Agreement or, if the notice relates to a specific Attachment, the address set forth in such Attachment, or such other address that a party indicates in writing.

12.6 State law issues concerning construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules. The United Nations Convention on Contracts for International Sale of Goods shall not apply.

12.7 This Agreement does not provide any third party (including Users) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

12.8 The respective obligations of You and AT&T, which by their nature would continue beyond the termination or expiration of any Attachment or this Agreement, including, without limitation, the obligations regarding Use of Information, Publicity and Marks, Further Responsibilities and Limitations of Liability, shall survive termination or expiration.

12.9 THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS, REPRESENTATIONS, STATEMENTS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL CONCERNING THE SERVICES, OR THE RIGHTS AND OBLIGATIONS RELATING TO THE SERVICES. THIS AGREEMENT SHALL NOT BE CONTRADICTED, OR SUPPLEMENTED BY ANY WRITTEN OR ORAL STATEMENTS, PROPOSALS, REPRESENTATIONS, ADVERTISEMENTS, SERVICE DESCRIPTIONS OR YOUR PURCHASE ORDER FORMS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT OR AN ATTACHMENT.

Page 3 of 3                     AT&T PROPRIETARY

                                                   AT&T MA REFERENCE NO. 0019
                                                                        --------


                                   ADDENDUM TO
                                MASTER AGREEMENT

This is the Addendum to the Master Agreement by and between CORAM, INC. ("CUSTOMER", "You", or "Your"), a DELAWARE corporation having a principal place of business at 1675 BROADWAY, SUITE 900, DENVER, CO, 80202 and AT&T Corp., a New York corporation ("AT&T"), with offices at 55 Corporate Drive, Bridgewater, NJ 08807, on behalf of itself and its Affiliates.

CUSTOMER and AT&T hereby agree to the following modifications to the General Terms and Conditions of the Master Agreement:

         1. ARTICLE 10.0 - TERMINATION

         SECTION 10.2 is modified by adding the following at the end of 10.2.(i):

         The parties acknowledge and agree that as of the date of execution of this Agreement, Customer has filed a petition for protection under Chapter 11 of the United States Bankruptcy Code. Notwithstanding that, as of the date of execution of the Agreement, Customer is in bankruptcy, AT&T will not terminate this Agreement as a consequence of such bankruptcy; provided that AT&T does not waive any rights under this Agreement, including any right to terminate the Agreement upon the happening of any subsequent event that would give rise to such right or rights of termination, including without limitation, any subsequent bankruptcy filing of Customer.

Except as modified herein, the terms of the Master Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, AT&T and CUSTOMER have caused this Addendum to be executed by their duly authorized representatives.


CUSTOMER: CORAM INC                          AT&T CORP.

                                             By: /s/  FRANCES M. MIKULIC
By: /s/  SCOTT DANITZ                           --------------------------------
   ---------------------------------               (Authorized Signature)
      (Authorized Signature)

Scott Danitz                                 Frances M. Mikulic
------------------------------------         ----------------------------------
(Typed or Printed Name)                      (Typed or Printed Name)

SRVP, CFO & Treasurer                        District Manager
------------------------------------         ----------------------------------
(Title)                                      (Title)

11/08/02                                     12-3-02
------------------------------------         ----------------------------------
(Date)                                       (Date)



                                AT&T PROPRIETARY

                                                   AT&T MA REFERENCE NO. 0019
                                                                        --------


                                   ADDENDUM TO
                                MASTER AGREEMENT

TRUSTEE: CHAPTER 11 TRUSTEE OF THE BANKRUPTCY
ESTATE OF CORAM HEALTHCARE CORPORATION AND CORAM, INC.

By: /s/  ARLIN M. ADAMS
   ---------------------------------------
          (Authorized Signature)

Arlin M. Adams
------------------------------------------
(Typed or Printed Name)

As Chapter 11 Trustee of the Bankruptcy
Estates of Coram Healthcare Corporation and Coram, Inc.
--------------------------------------------------------
(Title)

11-6-02
------------------------------------------
(Date)


                                AT&T PROPRIETARY

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO. 11882
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------

                AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

1. SERVICES/OFFERS PROVIDED

AT&T will provide the following Services/Offers to the Customer under this Attachment pursuant to AT&T Business Service Guide located at http://www.att.com/serviceguide/business (the "Service Guide") as amended from time to time. The Rates, Discounts and other provisions stated in this Attachment are in lieu of the comparable provision stated in the Service Guide.

o AT&T SDN OneNet Services
o AT&T Global Inbound Service
o AT&T Audio and Video TeleConference Services*
o AT&T Toll-Free Services
o AT&T Frame Relay Services (FRS)
o AT&T International Satellite Services
o AT&T Private Line Services
o AT&T Local Channel Services

* - The Customer must identify with each order for AT&T Audio and Video TeleConference Services that such services are to be provided under this Attachment

2. ATTACHMENT TERM, RENEWAL OPTIONS

The term of this Attachment is 3 years. The Effective Date of this Attachment
(EDA) is upon signature by both parties. The EDA is used to determine the Applicable Rate Effective Date. The Rates and Discounts commence beginning on the applicable Rate Effective Date as shown below. The Attachment Term begins on the Rate Effective Date for Voice Services. No renewal option is available under this Attachment.

                                                    THEN THE RATES AND
   FOR THE FOLLOWING                                   DISCOUNTS FOR
SERVICES/OFFERS PROVIDED                            THESE SERVICES CAN
 UNDER THIS ATTACHMENT       IF THE EDA IS:             COMMENCE ON:
------------------------     -----------------     -----------------------
VOICE SERVICES:              On or before the      The first day of
AT&T SDN OneNet              10th of the           the first full billing
Services/AT&T Toll-Free      month                 month following
Services, AT&T Global                              the EDA, or later
Inbound Service and AT&T                           ("Rate Effective Date")
Audio and Video
TeleConference Services
------------------------     -----------------     -----------------------
VOICE SERVICES:              After the 10th of     The first day of
AT&T SDN OneNet              the month             the second full
Services/AT&T Toll-Free                            billing month
Services, AT&T Global                              following the EDA,
Inbound Service and AT&T                           or later ("Rate
Audio and Video                                    Effective Date")
TeleConference Services

  FOR THE FOLLOWING
SERVICES/OFFERS PROVIDED     THEN THE RATES AND DISCOUNTS FOR
  UNDER THIS ATTACHMENT       THESE SERVICES CAN COMMENCE ON
------------------------     --------------------------------
DATA SERVICES:
AT&T Private Line
Services, AT&T                          On the EDA
Frame Relay                       ("Rate Effective Date")
Services, AT&T
International Satellite
Service and AT&T Local
Channel Services

3. MINIMUM COMMITMENTS/CHARGES

The Customer agrees to satisfy the following Minimum Annual Revenue Commitment
(MARC) and the Data portion of the MARC (subMARC-D):

                 YEAR 1        YEAR 2         YEAR 3
              ----------     ----------     ----------
MARC          $2,200,000     $2,200,000     $2,200,000
subMARC-D     $1,800,000     $1,800,000     $1,800,000


The MARC will be satisfied by the "MARC-eligible charges":

Gross Monthly Usage Charges (GMUCs) for AT&T SDN OneNet Services and AT&T Toll-Free Services, AT&T Global Inbound Service, AT&T Audio and Video TeleConference Services

Undiscounted Recurring Charges for AT&T SDN OneNet Optional Features, AT&T Toll-Free Service Optional Features, AT&T Advanced Toll-Free Services, AT&T Global Inbound Service, Digital Services Volume Pricing Plan (DSVPP)-Eligible Services and Service Components**, Primary Rate Interface (PRI)**, AT&T Terrestrial 1.544 Mbps Local Channel Service provided under an Access Value Arrangement or Access Value Plan (AVP)**,

AT&T ACCU-Ring Network Access Service which have been ordered under a separate contract between the Customer and AT&T, excluding Special Construction Charges and Individual Case Basis contracts**

Other AT&T Services which have been mutually designated in writing by the parties prior to or during the term of this Attachment***

** The undiscounted recurring charges for these services will also satisfy subMARC-D

*** The Data portion of these Other AT&T Service will also satisfy the subMARC-D


If, on any anniversary of the start of the Attachment Term, the Customer has failed to satisfy the MARC or any of the subMARCs for the preceding 12 month period, the Customer will be billed a shortfall charge in an amount equal to the greater of: (i) the difference between the MARC and the total of the actual MARC-eligible charges incurred for that year or (ii) the greatest difference

                                AT&T PROPRIETARY
                                  PAGE 1 OF 9

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


between any of the subMARCs and the total of the actual subMARC-eligible charges incurred during that 12 month period.

4. ATTACHMENT PRICE

Regardless of any stabilization that may appear in this Attachment for the Services/Offers Provided, AT&T reserves the right to increase charges as a result of expenses incurred by AT&T relating to regulatory assessments stemming from an order, rule or regulation of the Federal Communications Commission or other regulatory authority or court having competent jurisdiction (including but not limited to payphone, PICC and USF related expenses).

5. DISCOUNTS

All discounts are applied in the same manner as specified in the applicable section of the Service Guide, and no other discounts will apply.

AT&T SDN ONENET SERVICES/AT&T TOLL-FREE SERVICES - The Customer will receive the following discounts on the AT&T SDN OneNet Discount Plan qualified usage charges:

                            Discount applied
                            to Domestic SDN        Discount
                            OneNet, Domestic       applied to
                            and International      International
For Gross Monthly           Toll-Free Services     SDN OneNet
Usage Charges of:           Usage                  Usage
-----------------           ------------------     -------------
Between $0 and $183,333            45.0%                26.0%
over $183,333                      45.0%                26.0%

AT&T GLOBAL INBOUND SERVICE - The Customer will receive a 38% discount on AT&T Global Inbound (U.S. to foreign and foreign to U.S.) usage charges.

AT&T FRAME RELAY, INTERNATIONAL SATELLITE, DOMESTIC AND INTERNATIONAL PRIVATE LINE AND AT&T LOCAL CHANNEL SERVICES - The Customer will receive the following discounts on the DSVPP-Eligible Service Components associated with the Services listed below:

DSVPP-Eligible Services                                 Discount
-----------------------                                 --------
Frame Relay Service                                        67%
ACCUNET Spectrum of Digital Service (ASDS) 64
kbps and below                                             15%
ACCUNET Spectrum of Digital Service (ASDS)
128 kbps and above                                         32%
ACCUNET T1.5 Service                                       51%
ACCUNET T45 Service                                        50%
ACCUNET Fractional T45 Service                             51%
International ACCUNET 2.048 Mbps
Service-Mexico                                             51%
ACCUNET SONET T155 Service                                 36%
SONET OC12 Service                                         36%
ACCUNET Generic Digital Access (GDA)
9.6/56/64 kbps                                             15%
Terrestrial 1.544 Mbps Local Channel Service               15%
Voice Grade Local Channel Service                           8%
Digital Data Local Channel Service 9.6/56/64 kbps           8%
Terrestrial 45 Mbps Local Channels                         15%
Voice Grade Private Line Service-Overseas Half
Channel                                                    37%
International ACCUNET Digital Services-Half
Channel                                                    58%
International Full Channel Service-Overseas-
Overseas Cable Digital Channel                             52%
International Satellite Shared Earth Station
Service-Half Channel                                       47%

6. CLASSIFICATIONS, PRACTICES AND REGULATIONS

6.1 PROMOTIONS

The Customer is ineligible for any promotions, credits or waivers in the Service Guide, except that the Customer is eligible for Waiver Package Options A, B, C and D, as specified in the Service Guide.

6.2 CREDITS

AT&T will apply a credit equal to:


6.2.1 $83,997 to the Customer's AT&T Frame Relay Services bill in the 3rd and 13th billing month following EDA . If the Customer discontinues this Attachment for any reason during the year the credit is applied, AT&T will bill the Customer, an amount equal to any credits received.

6.3 DISCONTINUANCE

The Customer may discontinue this Attachment under one of the following provisions without incurring any termination charges. However, the Customer shall remain liable for shortfall charges (if any) incurred prior to the effective date of discontinuance, and any other charges and liabilities.

(1) In the event of a breach of any material term or condition of this Attachment or the underlying applicable sections of the Service Guide by AT&T where such failure continues unremedied for thirty (30) days after receipt of written notice by AT&T.

(2) At any time after the 2nd anniversary of the start of the Attachment Term, provided: (1) AT&T receives, in writing, the

                                AT&T PROPRIETARY

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


Customer's order to discontinue at least 30 days prior to the day on which the service is to be discontinued; and (2) the Customer, by the time of discontinuance, satisfied an amount equal to the sum of the MARC for years 1 and 2.

(3) Prior to the end of the Attachment Term, provided the Customer: (1) is current in payment to AT&T for its existing telecommunication services and (2) replaces this Attachment with other domestic and/or international telecommunications Services (excluding Wireless and Broadband Service) provided by AT&T having: (i) an equal or greater new Minimum Annual Revenue Commitment
(MARC), and (ii) a new term equal to or greater than the remaining term of this Attachment. If the Customer is terminating more than one Attachment per this provision, the new MARC must be equal to or greater than the sum of all the MARCs in the Attachments that are being discontinued. However, the Customer will be billed a shortfall charge equal to: the difference between (1) the prorated MARC for the year in which the Customer discontinues and (2) the total of the actual MARC-eligible charges incurred for that year. This shortfall charge will only be billed if the amount in (2) is less than the amount in (1).


If the Customer discontinues this Attachment without cause other than as stated in the preceding paragraph or if AT&T terminates as contractually permitted for cause (e.g., due to Customer's uncured material breach), prior to the expiration of the Attachment Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 35% of the unsatisfied MARC for the year in which the Customer discontinues this Attachment and 35% of the MARC for each year remaining in the Attachment Term. This Termination Charge is in addition to any Termination Charge for service components disconnected prior to the end of the minimum retention period, if applicable. In addition, the Customer shall remain liable for shortfall charges (if any) incurred prior to the effective date of discontinuance, and any other charges and liabilities.

6.4 AVAILABILITY

This Attachment is available only to Customers who:

(1) order this Attachment only once, either by the Customer or any Affiliate of the Customer, which is any entity that controls, is controlled by or is under common control with the Customer; and

(2) order this Attachment within 30 days after the effective date of this Attachment for initial installation of the Services/Offers Provided under this Attachment within 30 days after the date ordered.

                                AT&T PROPRIETARY
                                  PAGE 3 OF 9

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


7. RATES

The following rates apply in lieu of the corresponding rates set forth in the Service Guide.

AT&T SDN ONENET RATE SCHEDULES

o The rates listed below apply for all Mileages & Bands and for all rate periods

o Are billed in Initial Period of 18 Seconds or Fraction thereof and Additional Period of 6 Seconds or Fraction thereof.

o    Are stabilized for the Attachment Term.

                Rates Schedules                   Per Minute
                ---------------                   ----------
                A, A-PV                             $0.102
                B(a), B-PV(a), B(b), B-PV(b)        $0.062
                C(a), C(b), C-PV                    $0.055
                E                                   $0.148
                G                                   $0.354
                H1                                  $0.159
                H2                                  $0.197
                K                                   $0.177
                L                                   $0.424
                P                                   $0.808

AT&T TOLL-FREE SERVICE RATE SCHEDULES

o    The rates listed below apply for all Service Areas and for all rate periods

o Are billed in Initial Period of 30 Seconds or Fraction thereof and Additional Period of 1 Second or Fraction thereof.

o    Are stabilized for the Attachment Term.


                                                          Per Minute
                                                          ----------
        AT&T Toll-Free MEGACOM Service-Domestic             $0.062
        AT&T Toll-Free READYLINE Service-Domestic           $0.102
        AT&T Toll-Free Multimedia Service                   $0.132


AT&T FRAME RELAY SERVICE

o    The following rates are stabilized for the Attachment Term.

PORTS

PORT CHARGES TABLE

                                                                                     Additional
                                               Additional Port      Additional     Puerto Rico/US
Port         Domestic Port     Global Port     Interconnection     Hawaii Port     Virgin Islands          Port
Speed           Monthly           Monthly          Monthly           Monthly        Port Monthly      Installation
kbps            Charge            Charge           Charge             Charge           Charge             Charge
-----        -------------     -----------     ---------------     -----------     --------------     ------------
  56          $   430.00        $ 1,645.00        $2,495.00         $ 1,536.50       $ 1,078.00         $  800.00
  64          $   480.00        $ 1,645.00        $2,495.00         $ 1,666.00       $ 1,183.00         $  800.00
 128          $   740.00        $ 3,085.00        $2,260.00         $ 2,149.00       $ 2,033.50         $1,000.00
 192          $ 1,015.00        $ 3,685.00        $2,115.00         $ 3,913.00       $ 3,020.50         $1,000.00
 256          $   900.00        $ 4,285.00        $2,000.00         $ 5,106.50       $ 3,993.50         $1,000.00
 320          $ 1,370.00        $ 4,830.00        $1,870.00         $ 6,118.00       $ 4,172.00         $1,000.00


                                AT&T PROPRIETARY
                                  PAGE 4 OF 9

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES



                                                                                     Additional
                                               Additional Port      Additional     Puerto Rico/US
Port         Domestic Port     Global Port     Interconnection     Hawaii Port     Virgin Islands          Port
Speed           Monthly           Monthly          Monthly           Monthly        Port Monthly      Installation
kbps            Charge            Charge           Charge             Charge           Charge             Charge
-----        -------------     -----------     ---------------     -----------     --------------     ------------
 384          $ 1,550.00        $ 5,380.00        $1,755.00         $ 7,126.00       $ 4,553.50         $1,000.00
 448          $ 1,690.00        $ 6,135.00        $1,655.00         $ 7,938.00       $ 4,788.00         $1,000.00
 512          $ 1,715.00        $ 6,885.00        $1,535.00         $ 8,760.50       $ 5,033.00         $1,000.00
 576          $ 1,880.00        $ 7,060.00        $1,435.00         $ 9,320.50       $ 5,180.00         $1,000.00
 640          $ 2,005.00        $ 7,245.00        $1,345.00         $ 9,877.00       $ 5,320.00         $1,000.00
 704          $ 2,100.00        $ 7,430.00        $1,265.00         $10,426.50       $ 5,460.00         $1,000.00
 768          $ 2,195.00        $ 7,610.00        $1,205.00         $10,976.00       $ 5,589.50         $1,000.00
1024          $ 2,580.00        $ 8,700.00        $    0.00         $12,722.50       $ 7,045.50         $1,000.00
1544          $ 3,195.00        $ 8,700.00        $    0.00         $12,722.50       $ 7,045.50         $1,000.00
44.736 M      $ 8,700.00        $12,500.00        $    0.00                N/A              N/A         $1,000.00
                                                                     Last Updated in Service Guide on 09/20/2002.


DOMESTIC PORT AND GLOBAL PORT SPEED CHANGE CHARGE - per port speed change - $100.00

PERMANENT VIRTUAL CIRCUITS

                           Domestic PVC Charges Table
                           --------------------------
                                Asymmetrical PVC     Symmetrical PVC
                PVC CIR             Monthly               Monthly
                  kbps              Charge                 Charge
                -------         ----------------     ---------------
                    4               $   19.00           $   33.00
                    8               $   22.00           $   41.00
                   16               $   30.00           $   55.00
                   32               $   48.00           $   94.00
                   48               $   71.00           $  144.00
                   56               $   80.00           $  153.00
                   64               $   86.00           $  175.00
                  128               $  155.00           $  283.00
                  192               $  229.00           $  462.00
                  256               $  306.00           $  565.00
                  320               $  379.00           $  767.00
                  384               $  456.00           $  921.00
                  448               $  612.00           $1,102.00
                  512               $  684.00           $1,189.00
                  576               $  727.00           $1,364.00
                  640               $  813.00           $1,530.00
                  704               $  903.00           $1,725.00
                  768               $  993.00           $1,733.00
                  832               $1,025.00           $1,900.00
                  896               $1,073.00           $1,950.00
                  960               $1,081.00           $2,016.00
                 1024               $1,162.00           $2,150.00
                 1536               $1,281.00           $2,322.00
                  2 M               $1,313.00           $2,624.00
                  3 M               $1,384.00           $2,767.00
                  4 M               $1,846.00           $3,690.00
                  5 M               $2,307.00           $4,613.00
                  6 M               $2,768.00           $5,535.00
                  7 M               $3,229.00           $6,457.00
                  8 M               $3,690.00           $7,379.00
                  9 M               $4,151.00           $8,302.00
                 10 M               $4,613.00           $9,225.00

                                                     Per PVC
                                                     -------
            Domestic PVC Installation Charge         $25.00
            Domestic PVC CIR Change Charge           $25.00


                                AT&T PROPRIETARY

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


BACK-UP PVC RECURRING CHARGES

                                BACK-UP PVC TABLE
                                -----------------
                      Back-Up PVC                      Back-Up PVC
          PVC CIR       Monthly            PVC CIR       Monthly
            kbps        Charge              kbps          Charge
          -------     -----------          -------     -----------
              4         $ 22.00               448         $315.00
              8         $ 24.00               512         $374.00
             16         $ 26.00               576         $425.00
             32         $ 28.00               640         $476.00
             48         $ 31.00               704         $528.00
             56         $ 36.00               768         $581.00
             64         $ 38.00               832         $635.00
            128         $ 82.00               896         $694.00
            192         $125.00               960         $747.00
            256         $166.00              1024         $803.00
            320         $208.00              1536         $885.00
            384         $249.00


                                          Per PVC
                                          -------
Back-up PVC Cir Change Charge             $150.00
Back-up PVC Installation Charges          $150.00

GLOBAL PERMANENT VIRTUAL CIRCUITS (PVC) RECURRING CHARGES

GLOBAL AND MEXICO PVC CHARGES TABLE

                                                 Symmetrical Half
                           Asymmetrical Half       Channel PVC
               PVC CIR       Channel PVC             Monthly
                 kbps       Monthly Charge           Charge
               -------     -----------------     ---------------
                   4           $    28.00           $    54.00
                   8           $    55.00           $   108.00
                  16           $   110.00           $   218.00
                  32           $   218.00           $   436.00
                  48           $   328.00           $   654.00
                  56           $   436.00           $   870.00
                  64           $   436.00           $   870.00
                 128           $   872.00           $ 1,741.00
                 192           $ 1,306.00           $ 2,611.00
                 256           $ 1,742.00           $ 3,482.00
                 320           $ 2,177.00           $ 4,352.00
                 384           $ 2,612.00           $ 5,223.00
                 448           $ 3,047.00           $ 6,093.00
                 512           $ 3,483.00           $ 6,964.00
                 576           $ 3,918.00           $ 7,834.00
                 640           $ 4,353.00           $ 8,705.00
                 704           $ 4,788.00           $ 9,575.00
                 768           $ 5,224.00           $10,446.00
                 832           $ 5,659.00           $11,316.00
                 896           $ 6,094.00           $12,187.00
                 960           $ 6,529.00           $13,057.00
                1024           $ 6,965.00           $13,928.00


                                AT&T PROPRIETARY

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

                                                       Per PVC
                                                       -------
                   Global PVC CIR Change Charge        $25.00
                   Global PVC Installation Charges     $25.00


CANADA PVC RECURRING CHARGES

CANADA PVC CHARGES TABLE

                            Asymmetrical Half      Symmetrical Half
               PVC CIR         Channel PVC           Channel PVC
                 kbps        Monthly Charge         Monthly Charge
               -------     ------------------      ----------------
                   4            $   30.00             $   59.00
                   8            $   45.00             $   88.00
                  16            $   59.00             $  119.00
                  32            $   91.00             $  178.00
                  48            $   99.00             $  195.00
                  56            $  123.00             $  245.00
                  64            $  123.00             $  245.00
                 128            $  245.00             $  488.00
                 192            $  367.00             $  733.00
                 256            $  489.00             $  977.00
                 320            $  611.00             $1,221.00
                 384            $  733.00             $1,465.00
                 448            $  856.00             $1,709.00
                 512            $  978.00             $1,953.00
                 576            $1,098.00             $2,198.00
                 640            $1,221.00             $2,441.00
                 704            $1,344.00             $2,686.00
                 768            $1,466.00             $2,929.00
                 832            $1,588.00             $3,174.00
                 896            $1,709.00             $3,418.00
                 960            $1,832.00             $3,662.00
                1024            $1,954.00             $3,906.00

                                                         Per PVC
                                                         -------
          Canada PVC CIR Change Charge                    $25.00
          Canada PVC Installation Charges                 $25.00

INTERSTATE INTRALATA PVC CHARGES

                                         Symmetrical Half
                            PVC CIR       Channel PVC
                              kbps        Monthly Charge
                            -------      ----------------
                                4              $20.00
                                8              $20.00
                               16              $20.00
                               32              $20.00
                               48              $20.00
                               56              $20.00
                               64              $20.00
                              128              $20.00
                              192              $20.00
                              256              $20.00
                              320              $20.00
                              384              $20.00
                              448              $20.00
                              512              $20.00
                              576              $20.00


                                AT&T PROPRIETARY
                                   PAGE 7 OF 9

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


                                         Symmetrical Half
                            PVC CIR       Channel PVC
                              kbps        Monthly Charge
                            -------      ----------------
                              640              $20.00
                              704              $20.00
                              768              $20.00
                              832              $20.00
                              896              $20.00
                              960              $20.00
                             1024              $20.00
                             1536              $20.00


                                AT&T PROPRIETARY
                                   PAGE 8 OF 9

                                   ---------------------------------------------
CORAM HEALTHCARE INC.              For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO.
                                                                      ----------
                                                       ATTACHMENT NO.
                                                                      ----------
                                             ORIGINAL EFFECTIVE DATE:
                                                                      ----------
                                              AMENDED EFFECTIVE DATE:
                                                                      ----------
                                   ---------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


AT&T LOCAL CHANNEL SERVICES

The following rates are in lieu of the corresponding rates as set forth in the Service Guide and are stabilized for the Attachment Term.

AT&T TERRESTRIAL 1.544 MBPS LOCAL CHANNEL SERVICES

o For AT&T Terrestrial 1.544 Mbps Local Channels provided under this Attachment (See Note below)

                    AT&T 1.544 Mbps Terrestrial     AT&T 1.544 Mbps Terrestrial
    Local                  Local Channel                  Local Channel
Channel Mileage        Fixed Monthly Charge               Per Mile Charge
---------------     ---------------------------     ---------------------------
     0-5                      $300.00                         $0.00
     6-20                     $413.00                         $0.00
    21-50                     $590.00                         $0.00
     51+                      $480.00                         $8.00

(NOTE: Local Channels discounted under an AVA or AVP are not eligible for the rates or discounts listed in this Attachment.)

AT&T 9.6/56/64 KBPS GDA LOCAL CHANNEL SERVICES

                      AT&T 9.6/56/64 kbps GDA         AT&T 9.6/56/64 kbps GDA
    Local                  Local Channel                  Local Channel
Channel Mileage        Fixed Monthly Charge               Per Mile Charge
---------------     ---------------------------     ---------------------------
     0-5                      $180.00                         $0.00
     6-20                     $240.00                         $0.00
    21-50                     $275.00                         $0.00
     51+                      $200.00                         $3.50



                                AT&T PROPRIETARY

                                                    AT&T MA REFERENCE NO. 11882
                                                                          -----

         AT&T SERVICE ORDER ATTACHMENT - VOICE/DATA SERVICES COVER PAGE

----------------------------------------------------------------------------------------------------------------------
CUSTOMER LEGAL NAME ("CUSTOMER",
"YOU" OR "YOUR")                     AT&T CORP. ("AT&T")                     AT&T SALES CONTACT NAME
----------------------------------------------------------------------------------------------------------------------
Coram Inc                            AT&T Corp.                              Christopher Wyatt
----------------------------------------------------------------------------------------------------------------------
CUSTOMER ADDRESS                     AT&T ADDRESS                            AT&T SALES CONTACT ADDRESS
----------------------------------------------------------------------------------------------------------------------
1125 17th Street, Suite 2100         55 Corporate Drive                      7979 E. Tufts Avenue, Suite 900
Denver                               Bridgewater, New Jersey 08807           Denver
CO USA                                                                       CO USA
80202                                                                        80237
----------------------------------------------------------------------------------------------------------------------
CUSTOMER CONTACT                     AT&T CONTACT                            AT&T SALES CONTACT INFORMATION
----------------------------------------------------------------------------------------------------------------------
Name: Ron Mills                      Master Agreement Support Team           Telephone: (303) 265-8300
Title:Vice President of MIS          Email: mast@att.com                     Fax: (303) 265-8338
Telephone: (847) 831-7777                                                    Email: wyattc@att.com
Fax: (847) 831-7122                                                          Branch Manager: Terri Tochihara-Dirks
Email: rmills@coramhc.com                                                    Sales Strata: Growth Sales Region: Morris
----------------------------------------------------------------------------------------------------------------------
CUSTOMER BILLING ADDRESS             CUSTOMER ACCOUNT INFORMATION
----------------------------------------------------------------------------------------------------------------------
2275 Half Day Road, Suite 240        Master Customer Number (MCN): 167550
Bannockburn
IL USA                               Plan ID No.
60015
----------------------------------------------------------------------------------------------------------------------


This Service Order Attachment (including its addenda, if any) is an Attachment to the Master Agreement between Customer and AT&T dated , and is an integral part of that Agreement. The order of priority in the event of inconsistency among terms shall be the Attachment, then the Master Agreement, and then the AT&T Business Service Guide at http://www.att.com/serviceguide/business.

In addition, for such services, Section 9.2(iv) of the Master Agreement shall read as follows:

"FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT OR ANY ATTACHMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE
(12) - MONTH PERIOD) AN AMOUNT EQUALTO THE TOTAL NET PAYMENTS PAYABLE BY YOU FOR THE APPLICABLE SERVICE UNDER THIS ATTACHMENT DURING THE THREE (3) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED. THIS SECTION 9.2(iv) SHALL NOT LIMIT YOUR RESPONSIBILITY FOR THE PAYMENT OF ANY AND ALL PROPERLY DUE CHARGES UNDER THIS AGREEMENT."

CUSTOMER HEREBY PLACES AN ORDER FOR:

[X] NEW ATTACHMENT          [ ] EXISTING ATTACHMENT NO.          [ ] AMENDMENT TO ATTACHMENT NO.       , WHICH AMENDS
                                                                 AND RESTATES THE SERVICE ORDER ATTACHMENT; AND
                                                                 PROVIDES THAT ANY ADDENDUM TO THE SOA THAT IS NOT
                                                                 ATTACHED TO THIS AMENDMENT IS NOT AMENDED HEREBY AND
                                                                 REMAINS IN EFFECT.

--------------------------------------------------------------------------------------------------------------------------
EXISTING PRICING PLAN REPLACEMENT/DISCONTINUANCE:

[ ] Check here and identify any AT&T CT, Attachment, or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No./Attachment No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)
    CT No./Attachment No.                                Plan ID No.                      Main Billed Account No.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
           THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT.
--------------------------------------------------------------------------------

CUSTOMER: CORAM INC                         AT&T CORP.

By: /s/ RON MILLS                           By: /s/ FRANCES M. MIKULIC
--------------------------------               -------------------------------
      (Authorized Signature)                        (Authorized Signature)

  Ron Mills                                   Frances M. Mikulic
--------------------------------            ----------------------------------
   (Typed or Printed Name)                       (Typed or Printed Name)

  Senior VP MIS                               District Manager
--------------------------------            ----------------------------------
(Title)                                     (Title)

  10/16/02                                    12-3-02
--------------------------------            ----------------------------------
(Date)                                      (Date)


                                AT&T PROPRIETARY

                                                    AT&T MA REFERENCE NO. 11882
                                                                          -----

         AT&T SERVICE ORDER ATTACHMENT - VOICE/DATA SERVICES COVER PAGE

CUSTOMER: Chapter 11 Trustee of the Bankruptcy
Estates of Coram Healthcare Corporation
and Coram, Inc

By: /s/ ARLIN M. ADAMS
----------------------------------------------
           (Authorized Signature)

  Arlin M. Adams
----------------------------------------------
(Typed or Printed Name)

----------------------------------------------
(Title)

----------------------------------------------
(Date)




                                AT&T PROPRIETARY

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                              AMENDED EFFECTIVE DATE:
                                                                     -----------
                                      ------------------------------------------


               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

1. SERVICES/OFFERS PROVIDED

AT&T will provide the following Services/Offers to the Customer under this Attachment pursuant to AT&T Business Service Guide located at http://www.att.com/serviceguide/business (the "Service Guide") as amended from time to time. The Rates, Discounts and other provisions stated in this Attachment are in lieu of the comparable provision stated in the Service Guide.

o    AT&T SDN OneNet Services

o    AT&T Global Inbound Service

o    AT&T Audio and Video TeleConference Services*

o    AT&T Toll-Free Services

o    AT&T Frame Relay Services (FRS)

o    AT&T International Satellite Services

o    AT&T Private Line Services

o    AT&T Local Channel Services

* - The Customer must identify with each order for AT&T Audio and Video TeleConference Services that such services are to be provided under this Attachment

2. ATTACHMENT TERM, RENEWAL OPTIONS

The term of this Attachment is 3 years. The Effective Date of this Attachment
(EDA) is upon signature by both parties. The EDA is used to determine the Applicable Rate Effective Date. The Rates and Discounts commence beginning on the applicable Rate Effective Date as shown below. The Attachment Term begins on the Rate Effective Date for Voice Services. No renewal option is available under this Attachment.

                                                    THEN THE RATES AND
   FOR THE FOLLOWING                                   DISCOUNTS FOR
SERVICES/OFFERS PROVIDED                            THESE SERVICES CAN
 UNDER THIS ATTACHMENT        IF THE EDA IS:             COMMENCE ON:
-------------------------     -----------------     -----------------------
VOICE SERVICES:               On or before the      The first day of
AT&T SDN OneNet               10th of the           the first full billing
Services/AT&T Toll-Free       month                 month following
Services, AT&T Global                               the EDA, or later
Inbound Service and AT&T                            ("Rate Effective Date")
Audio and Video
TeleConference Services

VOICE SERVICES:               After the 10th of     The first day of
AT&T SDN OneNet               the month             the second full
Services/AT&T Toll-Free                             billing month
Services, AT&T Global                               following the EDA,
Inbound Service and AT&T                            or later ("Rate
Audio and Video                                     Effective Date")
TeleConference Services


  FOR THE FOLLOWING
SERVICES/OFFERS PROVIDED     THEN THE RATES AND DISCOUNTS FOR
  UNDER THIS ATTACHMENT       THESE SERVICES CAN COMMENCE ON
------------------------     --------------------------------
DATA SERVICES:
AT&T Private Line
Services, AT&T                          On the EDA
Frame Relay                       ("Rate Effective Date")
Services, AT&T
International Satellite
Service and AT&T Local
Channel Services


3. MINIMUM COMMITMENTS/CHARGES

The Customer agrees to satisfy the following Minimum Annual Revenue Commitment
(MARC) and the Data portion of the MARC (subMARC-D):

                 YEAR 1        YEAR 2         YEAR 3
              ----------     ----------     ----------
MARC          $2,200,000     $2,200,000     $2,200,000
subMARC-D     $1,800,000     $1,800,000     $1,800,000

The MARC will be satisfied by the "MARC-eligible charges":

Gross Monthly Usage Charges (GMUCs) for AT&T SDN OneNet Services and AT&T Toll-Free Services, AT&T Global Inbound Service, AT&T Audio and Video TeleConference Services

Undiscounted Recurring Charges for AT&T SDN OneNet Optional Features, AT&T Toll-Free Service Optional Features, AT&T Advanced Toll-Free Services, AT&T Global Inbound Service, Digital Services Volume Pricing Plan (DSVPP)-Eligible Services and Service Components**, Primary Rate Interface (PRI)**, AT&T Terrestrial 1.544 Mbps Local Channel Service provided under an Access Value Arrangement or Access Value Plan (AVP)**,

AT&T ACCU-Ring Network Access Service which have been ordered under a separate contract between the Customer and AT&T, excluding Special Construction Charges and Individual Case Basis contracts**

Other AT&T Services which have been mutually designated in writing by the parties prior to or during the term of this Attachment***

** The undiscounted recurring charges for these services will also satisfy subMARC-D

*** The Data portion of these Other AT&T Service will also satisfy the subMARC-D

If, on any anniversary of the start of the Attachment Term, the Customer has failed to satisfy the MARC or any of the subMARCs for the preceding 12 month period, the Customer will be billed a shortfall charge in an amount equal to the greater of: (i) the difference between the MARC and the total of the actual MARC-eligible charges incurred for that year or (ii) the greatest difference between any of the subMARCs and the total of the actual subMARC-eligible charges incurred during that 12 month period.

4. ATTACHMENT PRICE

Regardless of any stabilization that may appear in this Attachment for the Services/Offers Provided, AT&T reserves the right to increase charges as a result of expenses incurred by AT&T relating to regulatory assessments stemming from an order, rule or regulation of the Federal Communications Commission or other regulatory authority or court having competent jurisdiction (including but not limited to payphone, PICC and USF related expenses).

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                              AMENDED EFFECTIVE DATE:
                                                                     -----------
                                      ------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

5. DISCOUNTS

All discounts are applied in the same manner as specified in the applicable section of the Service Guide, and no other discounts will apply.

AT&T SDN ONENET SERVICES/AT&T TOLL-FREE SERVICES - The Customer will receive the following discounts on the AT&T SDN OneNet Discount Plan qualified usage charges:


                            Discount applied
                            to Domestic SDN        Discount
                            OneNet, Domestic       applied to
                            and International      International
For Gross Monthly           Toll-Free Services     SDN OneNet
Usage Charges of:           Usage                  Usage
-----------------           ------------------     -------------
Between $0 and $183,333            45.0%                26.0%
over $183,333                      45.0%                26.0%

AT&T GLOBAL INBOUND SERVICE - The Customer will receive a 38% discount on AT&T Global Inbound (U.S. to foreign and foreign to U.S.) usage charges.

AT&T FRAME RELAY, INTERNATIONAL SATELLITE, DOMESTIC AND
INTERNATIONAL PRIVATE LINE AND AT&T LOCAL CHANNEL SERVICES -
The Customer will receive the following discounts on the DSVPP-Eligible Service Components associated with the Services listed below:

DSVPP-Eligible Services                                 Discount
-----------------------                                 --------
Frame Relay Service                                        67%
ACCUNET Spectrum of Digital Service (ASDS) 64
kbps and below                                             15%
ACCUNET Spectrum of Digital Service (ASDS)
128 kbps and above                                         32%
ACCUNET T1.5 Service                                       51%
ACCUNET T45 Service                                        50%
ACCUNET Fractional T45 Service                             51%
International ACCUNET 2.048 Mbps
Service-Mexico                                             51%
ACCUNET SONET T155 Service                                 36%
SONET OC12 Service                                         36%
ACCUNET Generic Digital Access (GDA)
9.6/56/64 kbps                                             15%
Terrestrial 1.544 Mbps Local Channel Service               15%
Voice Grade Local Channel Service                           8%
Digital Data Local Channel Service 9.6/56/64 kbps           8%
Terrestrial 45 Mbps Local Channels                         15%
Voice Grade Private Line Service-Overseas Half
Channel                                                    37%
International ACCUNET Digital Services-Half
Channel                                                    58%
International Full Channel Service-Overseas-
Overseas Cable Digital Channel                             52%
International Satellite Shared Earth Station
Service-Half Channel                                       47%


6. CLASSIFICATIONS, PRACTICES AND REGULATIONS

6.1 PROMOTIONS

The Customer is ineligible for any promotions, credits or waivers in the Service Guide, except that the Customer is eligible for Waiver Package Options A, B, C and D, as specified in the Service Guide.

6.2 CREDITS

AT&T will apply a credit equal to:

6.2.1 $83,997 to the Customer's AT&T Frame Relay Services bill in the 3rd and 13th billing month following EDA . If the Customer discontinues this Attachment for any reason during the year the credit is applied, AT&T will bill the Customer, an amount equal to any credits received.

6.3 WAIVERS

AT&T will waive the following charges, provided such components remain installed for a minimum retention period of 12 months or unless otherwise indicated below, equal to:


6.3.1 The recurring Monthly Charges for the following new and existing AT&T DSVPP eligible service components

(1)  ACCUNET T1.5 Service Access Connections

(2)  ACCUNET T1.5 Service M-24 Multiplexing Office Functions,

(3) AT&T Terrestrial 1.544 Mbps Local Channel Service Access Coordination Functions;

(4)  ASDS Access Connections; and

(5)  ACCUNET GDA Service 9.6/56/64 kbps Access Coordination Functions

There is no minimum retention period associated with this waiver.

6.3.2 The recurring Monthly Charges for the following new and existing DSVPP-eligible service components.

(1)  ACCUNET T45 Service Access Connections;

(2)  ACCUNET T45 Service M-28 Multiplexing Office Functions; and

(3)  AT&T Terrestrial 45 Mbps Local Channel Service Access Coordination
     Functions

There is no minimum retention period associated with this waiver.

6.4 DISCONTINUANCE

The Customer may discontinue this Attachment under one of the following provisions without incurring any termination charges. However, the Customer shall remain liable for shortfall charges (if any) incurred prior to the effective date of discontinuance, and any other charges and liabilities.

(1) In the event of a breach of any material term or condition of this Attachment or the underlying applicable sections of the Service Guide by AT&T where such failure continues unremedied for thirty (30) days after receipt of written notice by AT&T.

(2) At any time after the 2nd anniversary of the start of the Attachment Term, provided: (1) AT&T receives, in writing, the

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                              AMENDED EFFECTIVE DATE:
                                                                     -----------
                                      ------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

Customer's order to discontinue at least 30 days prior to the day on which the service is to be discontinued; and (2) the Customer, by the time of discontinuance, satisfied an amount equal to the sum of the MARC for years 1 and 2.

(3) Prior to the end of the Attachment Term, provided the Customer: (1) is current in payment to AT&T for its existing telecommunication services and (2) replaces this Attachment with other domestic and/or international telecommunications Services (excluding Wireless and Broadband Service) provided by AT&T having: (i) an equal or greater new Minimum Annual Revenue Commitment
(MARC), and (ii) a new term equal to or greater than the remaining term of this Attachment. If the Customer is terminating more than one Attachment per this provision, the new MARC must be equal to or greater than the sum of all the MARCs in the Attachments that are being discontinued. However, the Customer will be billed a shortfall charge equal to: the difference between (1) the prorated MARC for the year in which the Customer discontinues and (2) the total of the actual MARC-eligible charges incurred for that year. This shortfall charge will only be billed if the amount in (2) is less than the amount in (1).

If the Customer discontinues this Attachment without cause other than as stated in the preceding paragraph or if AT&T terminates as contractually permitted for cause (e.g., due to Customer's uncured material breach), prior to the expiration of the Attachment Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 35% of the unsatisfied MARC for the year in which the Customer discontinues this Attachment and 35% of the MARC for each year remaining in the Attachment Term. This Termination Charge is in addition to any Termination Charge for service components disconnected prior to the end of the minimum retention period, if applicable. In addition, the Customer shall remain liable for shortfall charges (if any) incurred prior to the effective date of discontinuance, and any other charges and liabilities.

6.5 AVAILABILITY

This Attachment is available only to Customers who:

(1) order this Attachment only once, either by the Customer or any Affiliate of the Customer, which is any entity that controls, is controlled by or is under common control with the Customer; and

(2) order this Attachment within 30 days after the amended effective date of this Attachment for initial installation of the Services/Offers Provided under this Attachment within 30 days after the date ordered.

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                              AMENDED EFFECTIVE DATE:
                                                                     -----------
                                      ------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

7. RATES

The following rates apply in lieu of the corresponding rates set forth in the Service Guide.

AT&T SDN ONENET RATE SCHEDULES

o The rates listed below apply for all Mileages & Bands and for all rate periods

o Are billed in Initial Period of 18 Seconds or Fraction thereof and Additional Period of 6 Seconds or Fraction thereof.

o    Are stabilized for the Attachment Term.


                Rates Schedules                   Per Minute
                ---------------                   ----------
                A, A-PV                             $0.102
                B(a), B-PV(a), B(b), B-PV(b)        $0.062
                C(a), C(b), C-PV                    $0.055
                E                                   $0.148
                G                                   $0.354
                H1                                  $0.159
                H2                                  $0.197
                K                                   $0.177
                L                                   $0.424
                P                                   $0.808

AT&T TOLL-FREE SERVICE RATE SCHEDULES

o    The rates listed below apply for all Service Areas and for all rate periods

o Are billed in Initial Period of 30 Seconds or Fraction thereof and Additional Period of 1 Second or Fraction thereof.

o    Are stabilized for the Attachment Term.

                                                          Per Minute
                                                          ----------
        AT&T Toll-Free MEGACOM Service-Domestic             $0.062
        AT&T Toll-Free READYLINE Service-Domestic           $0.102
        AT&T Toll-Free Multimedia Service                   $0.132

AT&T FRAME RELAY SERVICE

o    The following rates are stabilized for the Attachment Term.

PORTS

PORT CHARGES TABLE


                                                                                     Additional
                                               Additional Port      Additional     Puerto Rico/US
Port         Domestic Port     Global Port     Interconnection     Hawaii Port     Virgin Islands          Port
Speed           Monthly           Monthly          Monthly           Monthly        Port Monthly      Installation
kbps            Charge            Charge           Charge             Charge           Charge             Charge
-----        -------------     -----------     ---------------     -----------     --------------     ------------
  56          $   430.00        $ 1,645.00        $2,495.00         $ 1,536.50       $ 1,078.00         $  800.00
  64          $   480.00        $ 1,645.00        $2,495.00         $ 1,666.00       $ 1,183.00         $  800.00
 128          $   740.00        $ 3,085.00        $2,260.00         $ 2,149.00       $ 2,033.50         $1,000.00
 192          $ 1,015.00        $ 3,685.00        $2,115.00         $ 3,913.00       $ 3,020.50         $1,000.00
 256          $   900.00        $ 4,285.00        $2,000.00         $ 5,106.50       $ 3,993.50         $1,000.00
 320          $ 1,370.00        $ 4,830.00        $1,870.00         $ 6,118.00       $ 4,172.00         $1,000.00
 384          $ 1,550.00        $ 5,380.00        $1,755.00         $ 7,126.00       $ 4,553.50         $1,000.00
 448          $ 1,690.00        $ 6,135.00        $1,655.00         $ 7,938.00       $ 4,788.00         $1,000.00

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                             AMENDED EFFECTIVE DATE:
                                                                    -----------
                                      ------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


                                                                                     Additional
                                               Additional Port      Additional     Puerto Rico/US
Port         Domestic Port     Global Port     Interconnection     Hawaii Port     Virgin Islands          Port
Speed           Monthly           Monthly          Monthly           Monthly        Port Monthly      Installation
kbps            Charge            Charge           Charge             Charge           Charge             Charge
-----        -------------     -----------     ---------------     -----------     --------------     ------------
 512          $ 1,715.00        $ 6,885.00        $1,535.00         $ 8,760.50       $ 5,033.00         $1,000.00
 576          $ 1,880.00        $ 7,060.00        $1,435.00         $ 9,320.50       $ 5,180.00         $1,000.00
 640          $ 2,005.00        $ 7,245.00        $1,345.00         $ 9,877.00       $ 5,320.00         $1,000.00
 704          $ 2,100.00        $ 7,430.00        $1,265.00         $10,426.50       $ 5,460.00         $1,000.00
 768          $ 2,195.00        $ 7,610.00        $1,205.00         $10,976.00       $ 5,589.50         $1,000.00
1024          $ 2,580.00        $ 8,700.00        $    0.00         $12,722.50       $ 7,045.50         $1,000.00
1544          $ 3,195.00        $ 8,700.00        $    0.00         $12,722.50       $ 7,045.50         $1,000.00
44.736 M      $ 8,700.00        $12,500.00        $    0.00                N/A              N/A         $1,000.00

                                                                      Last Updated in Service Guide on 09/20/2002.

DOMESTIC PORT AND GLOBAL PORT SPEED CHANGE CHARGE - per port speed change - $100.00

PERMANENT VIRTUAL CIRCUITS

                           Domestic PVC Charges Table
                           --------------------------
                                Asymmetrical PVC     Symmetrical PVC
                PVC CIR             Monthly               Monthly
                  kbps              Charge                 Charge
                -------         ----------------     ---------------
                    4               $   19.00           $   33.00
                    8               $   22.00           $   41.00
                   16               $   30.00           $   55.00
                   32               $   48.00           $   94.00
                   48               $   71.00           $  144.00
                   56               $   80.00           $  153.00
                   64               $   86.00           $  175.00
                  128               $  155.00           $  283.00
                  192               $  229.00           $  462.00
                  256               $  306.00           $  565.00
                  320               $  379.00           $  767.00
                  384               $  456.00           $  921.00
                  448               $  612.00           $1,102.00
                  512               $  684.00           $1,189.00
                  576               $  727.00           $1,364.00
                  640               $  813.00           $1,530.00
                  704               $  903.00           $1,725.00
                  768               $  993.00           $1,733.00
                  832               $1,025.00           $1,900.00
                  896               $1,073.00           $1,950.00
                  960               $1,081.00           $2,016.00
                 1024               $1,162.00           $2,150.00
                 1536               $1,281.00           $2,322.00
                  2 M               $1,313.00           $2,624.00
                  3 M               $1,384.00           $2,767.00
                  4 M               $1,846.00           $3,690.00
                  5 M               $2,307.00           $4,613.00
                  6 M               $2,768.00           $5,535.00
                  7 M               $3,229.00           $6,457.00
                  8 M               $3,690.00           $7,379.00
                  9 M               $4,151.00           $8,302.00
                 10 M               $4,613.00           $9,225.00

                                                     Per PVC
                                                     -------
            Domestic PVC Installation Charge         $25.00
            Domestic PVC CIR Change Charge           $25.00

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                              AMENDED EFFECTIVE DATE:
                                                                     -----------
                                      ------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

BACK-UP PVC RECURRING CHARGES

                                BACK-UP PVC TABLE
                                -----------------
                      Back-Up PVC                      Back-Up PVC
          PVC CIR       Monthly            PVC CIR       Monthly
            kbps        Charge              kbps          Charge
          -------     -----------          -------     -----------
              4         $ 22.00               448         $315.00
              8         $ 24.00               512         $374.00
             16         $ 26.00               576         $425.00
             32         $ 28.00               640         $476.00
             48         $ 31.00               704         $528.00
             56         $ 36.00               768         $581.00
             64         $ 38.00               832         $635.00
            128         $ 82.00               896         $694.00
            192         $125.00               960         $747.00
            256         $166.00              1024         $803.00
            320         $208.00              1536         $885.00
            384         $249.00


                                                  Per PVC
                                                  -------
        Back-up PVC Cir Change Charge             $150.00
        Back-up PVC Installation Charges          $150.00

GLOBAL PERMANENT VIRTUAL CIRCUITS (PVC) RECURRING CHARGES

GLOBAL AND MEXICO PVC CHARGES TABLE

                                                 Symmetrical Half
                           Asymmetrical Half       Channel PVC
               PVC CIR       Channel PVC             Monthly
                 kbps       Monthly Charge           Charge
               -------     -----------------     ---------------
                   4           $    28.00           $    54.00
                   8           $    55.00           $   108.00
                  16           $   110.00           $   218.00
                  32           $   218.00           $   436.00
                  48           $   328.00           $   654.00
                  56           $   436.00           $   870.00
                  64           $   436.00           $   870.00
                 128           $   872.00           $ 1,741.00
                 192           $ 1,306.00           $ 2,611.00
                 256           $ 1,742.00           $ 3,482.00
                 320           $ 2,177.00           $ 4,352.00
                 384           $ 2,612.00           $ 5,223.00
                 448           $ 3,047.00           $ 6,093.00
                 512           $ 3,483.00           $ 6,964.00
                 576           $ 3,918.00           $ 7,834.00
                 640           $ 4,353.00           $ 8,705.00
                 704           $ 4,788.00           $ 9,575.00
                 768           $ 5,224.00           $10,446.00
                 832           $ 5,659.00           $11,316.00
                 896           $ 6,094.00           $12,187.00
                 960           $ 6,529.00           $13,057.00
                1024           $ 6,965.00           $13,928.00


                                                       Per PVC
                                                       -------
                   Global PVC CIR Change Charge        $25.00
                   Global PVC Installation Charges     $25.00

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                              AMENDED EFFECTIVE DATE:
                                                                     -----------
                                      ------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES


CANADA PVC RECURRING CHARGES

CANADA PVC CHARGES TABLE

                            Asymmetrical Half      Symmetrical Half
               PVC CIR         Channel PVC            Channel PVC
                 kbps         Monthly Charge        Monthly Charge
               -------     -------------------     ---------------
                   4            $   30.00             $   59.00
                   8            $   45.00             $   88.00
                  16            $   59.00             $  119.00
                  32            $   91.00             $  178.00
                  48            $   99.00             $  195.00
                  56            $  123.00             $  245.00
                  64            $  123.00             $  245.00
                 128            $  245.00             $  488.00
                 192            $  367.00             $  733.00
                 256            $  489.00             $  977.00
                 320            $  611.00             $1,221.00
                 384            $  733.00             $1,465.00
                 448            $  856.00             $1,709.00
                 512            $  978.00             $1,953.00
                 576            $1,098.00             $2,198.00
                 640            $1,221.00             $2,441.00
                 704            $1,344.00             $2,686.00
                 768            $1,466.00             $2,929.00
                 832            $1,588.00             $3,174.00
                 896            $1,709.00             $3,418.00
                 960            $1,832.00             $3,662.00
                1024            $1,954.00             $3,906.00

                                                         Per PVC
                                                         -------
          Canada PVC CIR Change Charge                    $25.00
          Canada PVC Installation Charges                 $25.00

INTERSTATE INTRALATA PVC CHARGES

                                         Symmetrical Half
                            PVC CIR         Channel PVC
                              kbps        Monthly Charge
                            -------      ----------------
                                4              $20.00
                                8              $20.00
                               16              $20.00
                               32              $20.00
                               48              $20.00
                               56              $20.00
                               64              $20.00
                              128              $20.00
                              192              $20.00
                              256              $20.00
                              320              $20.00
                              384              $20.00
                              448              $20.00
                              512              $20.00
                              576              $20.00
                              640              $20.00
                              704              $20.00
                              768              $20.00
                              832              $20.00

                                      ------------------------------------------
CORAM HEALTHCARE INCORPORATED         For AT&T Administrative Use Only
WK-38510V1
                                                 MASTER AGREEMENT NO.       0119
                                                       ATTACHMENT NO.      19782
                                       ORIGINAL EFFECTIVE DATE: DECEMBER 3, 2002
                                              AMENDED EFFECTIVE DATE:
                                                                     -----------
                                      ------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

                                         Symmetrical Half
                            PVC CIR         Channel PVC
                              kbps        Monthly Charge
                            -------      ----------------
                              896              $20.00
                              960              $20.00
                             1024              $20.00
                             1536              $20.00

AT&T LOCAL CHANNEL SERVICES

The following rates are in lieu of the corresponding rates as set forth in the Service Guide and are stabilized for the Attachment Term.

AT&T Terrestrial 1.544 Mbps Local Channel Services

o For AT&T Terrestrial 1.544 Mbps Local Channels provided under this Attachment (See Note below)

                    AT&T 1.544 Mbps Terrestrial     AT&T 1.544 Mbps Terrestrial
     Local                  Local Channel                 Per Mile Charge
Channel Mileage          Fixed Monthly Charge             Local Channel
---------------     ---------------------------     ---------------------------
      0-5                      $300.00                         $0.00
      6-20                     $413.00                         $0.00
     21-50                     $590.00                         $0.00
      51+                      $480.00                         $8.00

(NOTE: Local Channels discounted under an AVA or AVP are not eligible for the rates or discounts listed in this Attachment.)

AT&T 9.6/56/64 KBPS GDA LOCAL CHANNEL SERVICES



                    AT&T 9.6/56/64 kbps GDA      AT&T 9.6/56/64 kbps GDA
    Local                 Local Channel               Local Channel
Channel Mileage       Fixed Monthly Charge            Per Mile Charge
---------------     -----------------------      ------------------------
      0-5                   $180.00                          $0.00
      6-20                  $240.00                          $0.00
     21-50                  $275.00                          $0.00
      51+                   $200.00                          $3.50

                                                    AT&T MA REFERENCE NO. 0119
                                                                          -----

         AT&T SERVICE ORDER ATTACHMENT - VOICE/DATA SERVICES COVER PAGE

----------------------------------------------------------------------------------------------------------------------
CUSTOMER LEGAL NAME ("CUSTOMER",
"YOU" OR "YOUR")                     AT&T CORP. ("AT&T")                     AT&T SALES CONTACT NAME
----------------------------------------------------------------------------------------------------------------------
Coram Inc                            AT&T Corp.                              Christopher Wyatt
----------------------------------------------------------------------------------------------------------------------
CUSTOMER ADDRESS                     AT&T ADDRESS                            AT&T SALES CONTACT ADDRESS
----------------------------------------------------------------------------------------------------------------------
1675 Broadway, Suite 900             55 Corporate Drive                      7979 E. Tufts Avenue, Suite 900
Denver                               Bridgewater, New Jersey 08807           Denver
CO USA                                                                       CO USA
80202                                                                        80237
---------------------------------------------------------------------------------------------------------------------
CUSTOMER CONTACT                     AT&T CONTACT                            AT&T SALES CONTACT INFORMATION
----------------------------------------------------------------------------------------------------------------------
Name: Ron Mills                      Master Agreement Support Team           Telephone: (303) 265-8300
Title:Vice President of MIS          Email: mast@att.com                     Fax: (303) 265-8338
Telephone: (847) 831-7777                                                    Email: wyattc@att.com
Fax: (847) 831-7122                                                          Branch Manager: Terri Tochihara-Dirks
Email: rmills@coramhc.com                                                    Sales Strata: Growth Sales Region: Morris
----------------------------------------------------------------------------------------------------------------------
CUSTOMER BILLING ADDRESS             CUSTOMER ACCOUNT INFORMATION
----------------------------------------------------------------------------------------------------------------------
2275 Half Day Road, Suite 240        Master Customer Number (MCN): 167550
Bannockburn
IL USA                               Plan ID No.
60015
----------------------------------------------------------------------------------------------------------------------

This Service Order Attachment (including its addenda, if any) is an Attachment to the Master Agreement between Customer and AT&T dated December 3, 2002 and is an integral part of that Agreement. The order of priority in the event of inconsistency among terms shall be the Attachment, then the Master Agreement, and then the AT&T Business Service Guide at http://www.att.com/serviceguide/business.

In addition, for such services, Section 9.2(iv) of the Master Agreement shall read as follows:


"FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT OR ANY ATTACHMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE
(12) - MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY YOU FOR THE APPLICABLE SERVICE UNDER THIS ATTACHMENT DURING THE THREE (3) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED. THIS SECTION 9.2(iv) SHALL NOT LIMIT YOUR RESPONSIBILITY FOR THE PAYMENT OF ANY AND ALL PROPERLY DUE CHARGES UNDER THIS AGREEMENT."

CUSTOMER HEREBY PLACES AN ORDER FOR:

[ ] NEW ATTACHMENT          [ ] EXISTING ATTACHMENT NO.          [X] AMENDMENT TO ATTACHMENT NO. 19782, WHICH AMENDS
                                                                 AND RESTATES THE SERVICE ORDER ATTACHMENT; AND
                                                                 PROVIDES THAT ANY ADDENDUM TO THE SOA THAT IS NOT
                                                                 ATTACHED TO THIS AMENDMENT IS NOT AMENDED HEREBY AND
                                                                 REMAINS IN EFFECT.

--------------------------------------------------------------------------------------------------------------------------
EXISTING PRICING PLAN REPLACEMENT/DISCONTINUANCE:

[ ] Check here and identify any AT&T CT, Attachment, or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No./Attachment No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)
    CT No./Attachment No.                                Plan ID No.                      Main Billed Account No.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
           THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT.
--------------------------------------------------------------------------------

CUSTOMER: CORAM INC                         AT&T CORP.

By: /s/ RON MILLS                           By: /s/ FRANCES M. MIKULIC
--------------------------------               -------------------------------
      (Authorized Signature)                        (Authorized Signature)

  Ron Mills                                   Frances M. Mikulic
--------------------------------            ----------------------------------
   (Typed or Printed Name)                       (Typed or Printed Name)

  Senior VP MIS                               District Manager
--------------------------------            ----------------------------------
(Title)                                     (Title)

 1/17/03                                      3-5-03
--------------------------------            ----------------------------------
(Date)                                      (Date)


                                AT&T PROPRIETARY